                                                                    EXHIBIT 10.5


CONTRAT DE CREDIT
entre
LUMITECH SA
Avenue Cardinal-Mermillod 36
1227 CAROUGE GE
(ci-apres denomme "'l'emprunteur")
et
CREDIT SUISSE, CAROUGE
(ci-apres denommee "la banque")

Montant du credit  :  CHF 470'000.--
                      (Francs suisses quatre cent septante mille).

Utilisation        :  - credit en compte de base no 0251-484125-51 et/ou

                      - avance ferme et/ou

                      - en limite pour cautionnements

But                :  fonds de roulement et emission de cautionnements.

Taux d'interet     :  Credit en compte de base
                      actuellement 5 3/4% l'an. La banque se reserve le droit de modifier ce taux en tout temps, sans preavis, pour l'adapter a la situation du marche de l'argent et des capitaux.

                      Avance ferme
                      les conditions sont definies a la conclusion de l'avance, le cas echeant, notamment en fonction des conditions du marche a ce moment-la.

Commission de
credit             :  1/4% par trimestre ou fraction, calculee sur le solde
                      debiteur le plus eleve en cas d'utilisation sous forme de credit en compte courant.

Commission de
depassement        :  dans des cas exceptionnels fondes, la banque peut,
                      selon sa libre appreciation, autoriser des depassements de la limite de credit fixee. Dans ce cas, elle prelevera en sus de l'interet debiteur et de la commission de credit, une commission qui est actuellement de 1% par trimestre sur le montant de depassement moyen.


                     Summary of Terms of Credit Agreement
                         Lumitech SA and Credit Suisse
                 August 6, 1997, as amended September 9, 1998
--------------------------------------------------------------------------------


Amount of Credit:    $470,000 Swiss Francs

                     Bank, in its sole discretion, reserves right to advance funds over the 470,000 SFr limit (and such advance, an "Over Advance")

Use:                 Working capital

Interest Rate:       Initially set at 5.75%, subject to the bank's right,
                     exercisable in its sole discretion, to adjust the rate from time to time in accordance with market conditions.

                     The rates were adjusted in September, 1997, as follows:

                     Amount of Advances      Rate

                     0 - 300,000 SFr         5.500%
                     300,000 - 370,000 SFr   6.375%
                     370,000 SFr and above   7.625%

Fees: Quarterly payment of one-fourth of one percent ( .25%) of the outstanding principal balance during such quarter. In addition, the bank will charge a quarterly fee in an amount equal to one percent of any Over Advance amount.

Security/Collateral: All receivables of Lumitech SA; collateral assignment of a policy on the life of one of the directors in the amount of 100,000 SFr.

Guaranty:            Advances, up to 480,000 SFr, are guaranteed by a relative
                     of a director/shareholder, and such guaranty is secured by a mortgage against real estate owned by such guarantor.


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Resiliation          :     cette convention-cadre peut etre resiliee en tout
                           temps, de part et d'autres, avec effet immediat. La resiliation reste sans effet sur les credits inclus dans la convention, qui ont ete accordes anterieurement. En outre la resiliation de l'un des credits accordes dans le cadre de cette convention n'entraine pas la resiliation automatique de la presente convention-cadre.

Arretes des
comptes              :     trimestriels.

Port et menus
frais                :     a charge de l'emprunteur.

Garanties            :     nantissement par Mme Claire-Lise Marini de: CHF
                           480'000.-- cedule hypothecaire au porteur en 1er reng, datee du 03.03.1992, grevant sans concours l'appartement de 5 pieces au 5eme etage no 7.02
                           (feuillet 2648 No11) representant 74,6/1000 de la parcelle No 2648, fo 32, de Geneve Eaux-Vives, sise
                           Chemin de la Petite-Boissiere 40, propriete de Mme
                           Claire-Lise Marini

                           conformement a la formule "Acte de nantissement special" a signer.

                           Nantissement par M. Patrick Planche de pretentions decoulant de la police d'assurance risque deces portant sur CHF 100'000.--. No 7.233.795 de la
                           ZURICH, datee du 10.05.1995 et echeant le 10.05.2000. Preneur4 et personne assuree: Patrick Planche conformement a la formule "Nantissement de police d'assurance-vie" a signer et a la "Notification a la compagnie d'assurances".

                           L'original de la police est conserve aupres de la banque.

Autres conditions    :     l'emprunteur s'engage a remettre a la banque, dans
                           les quatre mois qui suivent la cloture de chaque exercise annuel, ses bilan et compte de pertes et profits dument dates et signes, accompagnes de l'original du rapport de son organe de revision, documents qui seront traites de maniere strictement confidentielle; les bilann et compte de pertes et profits 1996 audites sont a remettre d'ici au
                           31.08.1997.

                           L'"Acte de nantissement special", le "Nantissement de police d'assurance-vie" et les "conditions generales" de la banque font partie integrante du present contrat.

                           Ce contrat de credit annule et remplace tous les prededents. Il est etabli en quatre exemplaires, un pour l'emprunteur, un pour chacun des garants et un pour la banque.



CREDIT SUISSE            Lumitech SA



/s/ Patrick Python  /s/ Pierre Tzaut      /s/
------------------  ----------------      ------------------------------
                                          (Signature de l'emprunteur)


                                          Claire Marini


                                          /s/
                                          ------------------------------
                                          (Signature du garant)


                                          Patrick Planche


                                          /s/
                                          ------------------------------
                                          (Signature du garant)


                                          ------------------------------
                                          (Lieu et date)



Geneve, le 6 aout 1997

Ref. DCJ23/CV/cp

"Conditions generales"
"Acte de nantissement special"
"Nantissement de police d'assurance-vie"

                                CREDIT SUISSE

                                Case postale 100        Telephone  022 391 21 11
                                CH-1211 Geneve 70       Telefax    022 393 47 70
                                                        Telex      425 251
                                                        SWIFT      CRESCHZZ12A
                                                        CCP              12-35-2

Affaires speciales
Lionel Zulferey
CKRW21C                         LUMITECH SA
                                Avenue Cardinal-Mermillod
                                1227 Carouge


022/393 27 89
                                9 septembre 1998  zuf

Votre relation No 0251-484125-5

Messieurs,

Nous nous referons a la seance du 24 juillet 1998 ainsi qu'a notre courrier du 19 aout 1998, relativement a l'objet mentionne sous rubrique.

Lors de ces discussions, il avait ete convenu en particulier que la regularisation du depassement de credit, meme partielle, interviendrait au plus tard au 31 aout 1998. Or, a ce jour, nous constatons que le depassement en compte n'est nullement resorbe.

Ainsi, comme annonce lors de dite seance, et conformement a la politique de credit de notre Etablissement qui entend differencier le prix en fonction durisque de credit, nous vous communiquons que le taux d'interets debiteur sur votre compte courant No 0251-484125-51 sera de 5.5% jusqu'a CHF 300'000.--, de 6.375% entre CHF 300'000.-- et CHF 370'000.--, puis de 7.625% au dela de ce dernier montant, ceci des le 1er septembre 1998.

De meme, differents documents et informations devaient nous etre communiques.
A nouveau, nous sommes forces de constater que seule la police d'assurance - vie Zurich no 7.283.833, nantie en notre faveur selon acte signe le 11 fevrier 1998, nous a ete remise.

Nous vous rappelons donc que nous souhaitons encore recevoir une copie signee de vos bilan et compte de pertes et profits au 31 decembre 1997, accompagnee du rapport original de l'organe de revision, ainsi que, pour la villa de Madame Claire Marini faisant l'objet de notre gage, copies du bail y relatif et du contrat d'assurance batiment en vigeur.

Nous vous remercions de prendre note de ce qui predede et, dans l'attente de vous nouvelles, nous vous presentions, Messierus, nos salutations distinguees.

CREDIT SUISSE

/s/                               /s/
-----------------------------      ---------------------------
Pierre Laurent Rochat          Lionel Zufferey